UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2011

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

1520 Old Trolley Road
Summerville, SC 29485

 (Address of principal executive offices) (Zip Code)

(843) 574-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry Into A Material Definitive Agreement.

On October 31, 2011, Force Protection, Inc. (the “Company”) was awarded through its wholly-owned subsidiary, Force Protection Industries, Inc., a contract modification under its contract W56HZV-08-C-0028 with the United States Army Tank-Automotive and Armaments Command (“U.S. TACOM”) for the provision of an additional 167 Buffalo Mine Protected Clearance Vehicles and 102 Buffalo Bar Armor Kits.  The total consideration under this contract modification is approximately $185.9 million.  The award was made pursuant to a contract between Force Protection Industries, Inc. and the U.S. TACOM dated November 2, 2007 for the provision of vehicles.

Item 8.01.         Other Events.

On November 1, 2011, the Company issued a press release announcing the October 31, 2011 contract modification from the U.S. TACOM.  A copy of the press release issued on November 1, 2011 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about our beliefs and expectations. These statements are based on beliefs and assumptions of the Company’s management, and on information currently available to management. These forward looking statements include, among other things: the growth, demand, and interest for the Company’s services and vehicles; including the Buffalo, Cougar and field service representatives, expectations for future orders of vehicles and services; the benefits and suitability of our services and vehicles; expected work completion and delivery dates; the ability to meet current and future requirements; the Company’s execution of its business strategy and strategic transformation, including its opportunities to grow the business; and the Company’s expected financial and operating results, including its revenues, cash flow and gross margins, for future periods.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements.  Examples of these factors include, but are not limited to, the ability to effectively manage the risks in the Company’s business; the ability to win future awards and finalize contracts; the ability to develop new technologies and products and the acceptance of these technologies and products; and the other risk factors and cautionary statements listed in the Company’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2011.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press release dated November 1, 2011 entitled “Force Protection Receives $185.9 Million Award for 167 Buffalo Vehicles and 102 Bar Armor Kits”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: November 4 , 2011
/s/ John F. Wall, III
(Signature)

Name: John F. Wall, III
Title: Senior Vice President, Assistant General Counsel and Corporate Secretary

EXHIBIT LIST

Exhibit	Description

99.1	Press release dated November 1, 2011 entitled “Force Protection Receives $185.9 Million Award for 167 Buffalo Vehicles and 102 Bar Armor Kits”